                                                                  Exhibit (4)(b)

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
         GUARANTEED MINIMUM INCOME BENEFIT RIDER WITH 5% ANNUAL INTEREST

================================================================================
The Benefit

What is the benefit of this Rider?

This Rider provides a guaranteed minimum value called the "Guaranteed Annuitization Value". If certain conditions are met, the Guaranteed Annuitization Value may be used to provide lifetime Annuity Payments (income payments) that are greater than the Annuity Payments that would be provided by the base Contract or other riders.

What does "Annuitization" mean?

"Annuitization" is the process where value under the Contract is used to provide Annuity Payments.

How is the "Guaranteed Annuitization Value" calculated?

The Guaranteed Annuitization Value is the sum of (a) plus (b) plus (c) less (d) where:

(a) is each net Purchase Payment allocated to the Sub-accounts of the Variable Account, plus interest accumulated at an annual rate of 5%; less:

     (i) each partial surrender allocated against the Sub-accounts up to 5% of the Fund Value at the beginning of the contract year; and

     (ii) a proportionate reduction for each partial surrender allocated against the Sub-accounts in excess of 5% of the Fund Value at the beginning of the contract year; and

(b) is all net Purchase Payments allocated to the Guaranteed Interest Account including applicable interest accumulated thereunder, less any partial surrenders allocated against that Account (after application of any Market Value Adjustment); and

(c) is all net Purchase Payments allocated to the Dollar Cost Averaging Plus Account including applicable interest accumulated thereunder, less any partial surrenders allocated against that Account; and

(d)  is any Debt due us, if applicable.

Interest in (a) above is accumulated from the date we receive the Purchase Payment to the contract anniversary immediately prior to the Annuitants 81st birthday.

Partial surrenders reflect any surrender charge (See the Full And Partial Surrenders section of the Contract).

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Guaranteed Annuitization Value immediately before that partial surrender.

Is there a limit on the Guaranteed Annuitization Value?

Yes. The amount of Guaranteed Annuitization Value cannot exceed 300% of the net Purchase Payments less:

(a) each partial surrender allocated against the Sub-accounts up to 5% of the Fund Value at the beginning of the contract year; and

(b) a proportionate reduction for each partial surrender allocated against the Sub-accounts in excess of 5% of the Fund Value at the beginning of the contract year; and

(c) each partial surrender allocated against the Guaranteed Interest Account (after application of any Market Value Adjustment); and

================================================================================

(d) each partial surrender allocated against the Dollar Cost Averaging Plus Account.

Partial surrenders reflect any surrender charge (see Full And Partial Surrenders section of the Contract).

What conditions must be met for annuitization using the Guaranteed Annuitization Value?

For annuitization using the Guaranteed Annuitization Value, the following conditions must be met:

1.   The Contract must have been in force for at least 10 years.

2.   The Annuitant must have attained age 60.

3. The annuitization must be elected within 30 days after a contract anniversary.

4. The Settlement Option chosen must be payable over the lifetime of a single Payee, or joint Payees.

5. The entire amount of Guaranteed Annuitization Value must be used for annuitization.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

What monthly income rates will be used for annuitization using the Guaranteed Annuitization Value?

The Guaranteed Annuitization Value provides Annuity Payments based on the 1983 Table a Projection Scale G with 3% interest.

After Annuitization using the Guaranteed Annuitization Value, can I make withdrawals?

No. Once Annuity Payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

Can I annuitize the Contract at any time?

Yes. You can annuitize the Contract at any time using the Contract's Fund Value.

Rider Cost

What is the cost of this Rider?

The cost of this Rider is a percentage (shown in Section 1) of the Guaranteed Annuitization Value on the last day of each month. The charge will never exceed the guaranteed maximum shown in Section 1 for the duration of the Contract.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider cannot be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Cash Value.

What does it mean when the Rider ends?

On and after its end, this Rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
        GUARANTEED MINIMUM INCOME BENEFIT RIDER WITH ANNUAL RECALCULATION

================================================================================
The Benefit

What is the benefit of this Rider?

This Rider provides a guaranteed minimum value called the "Guaranteed Annuitization Value". If certain conditions are met, the Guaranteed Annuitization Value may be used to provide lifetime Annuity Payments (income payments) that are greater than the Annuity Payments that would be provided under the base Contract or any other riders.

What does "Annuitization" mean?

"Annuitization" is the process where value under the Contract is used to provide Annuity Payments.

How is the "Guaranteed Annuitization Value" recalculated on each contract anniversary?

On the first contract anniversary, the Guaranteed Annuitization Value is equal to the Fund Value of the Contract. Measured from that first anniversary, on each subsequent anniversary that occurs prior to the Annuitant's 81st birthday, the Guaranteed Annuitization Value will be recalculated to equal the greater of:

(a)  the Fund Value on that contract anniversary; or

(b)  the current Guaranteed Annuitization Value:

     (i) less each partial surrender made since the most recent recalculation anniversary up to 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (ii) less a proportionate reduction for each partial surrender made since the most recent recalculation anniversary in excess of 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (iii) plus any net Purchase Payments made since the most recent recalculation anniversary.

Partial surrenders reflect any Surrender Charge (after application of any Market Value Adjustment).

What amount of Guaranteed Annuitization Value will be applicable for annuitization?

The amount of Guaranteed Annuitization Value that will be applicable for annuitization will be the current Guaranteed Annuitization Value:

     (i) less each partial surrender made since the most recent recalculation anniversary up to 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (ii) less a proportionate reduction for each partial surrender made since the most recent recalculation anniversary in excess of 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (iii) plus any net Purchase Payments made since the most recent recalculation anniversary;

     (iii) less any Debt due us, if applicable.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Guaranteed Annuitization Value immediately before that partial surrender.

================================================================================

Is there a limit on the Guaranteed Annuitization Value?

Yes. The Guaranteed Annuitization Value cannot exceed 300% of the net Purchase Payments paid;

     (i) less each partial surrender up to 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (ii) less a proportionate reduction for each partial surrender in excess of 5% of the Guaranteed Annuitization Value at the beginning of the contract year;

     (iii) less any Debt due us, if applicable.

Partial surrenders reflect any surrender charge (after application of any Market Value Adjustment).

What conditions must be met for annuitization using the Guaranteed Annuitization Value?

For annuitization using the Guaranteed Annuitization Value, the following conditions must be met:

1.   The Contract must have been in force for at least 10 years.

2.   The Annuitant must have attained age 60.

3. The annuitization must be elected within 30 days after a contract anniversary.

4. The Settlement Option chosen must be payable over the lifetime of a single Payee, or joint Payees.

5. The entire amount of Guaranteed Annuitization Value must be used for annuitization.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

What monthly income rates will be used for annuitization using the Guaranteed Annuitization Value?

The Guaranteed Annuitization Value provides Annuity Payments based on the 1983 Table a Projection Scale G with 3% interest.

After Annuitization using the Guaranteed Annuitization Value, can I make withdrawals?

No. Once Annuity Payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

Can I annuitize the Contract at any time?

Yes. You can annuitize the Contract at any time using the Contract's Fund Value.

================================================================================
Rider Cost

What is the cost of this Rider?

The cost of this Rider is a percentage (shown in Section 1) of the Guaranteed Annuitization Value on the last day of each month. The Charge will never exceed the guaranteed maximum shown in Section 1 for the duration of the Contract.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider cannot be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Cash Value.

What does it mean when the Rider ends?

On and after its end, this Rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
        GUARANTEED MINIMUM DEATH BENEFIT RIDER WITH ANNUAL RECALCULATION

================================================================================
The Benefit

What is the benefit of this rider?

This Rider provides an enhanced Guaranteed Minimum Death Benefit called the "Enhanced Death Benefit". The Enhanced Death Benefit, if greater than the Death Benefit described in the Contract or other riders, is payable to the Beneficiary of the Contract as of the date we receive due proof of the death of the Annuitant (or Secondary Annuitant, if applicable) and election of a settlement option, prior to the Annuity Starting Date.

How is the Enhanced Death Benefit recalculated on each contract anniversary?

On the first contract anniversary, the Enhanced Death Benefit is equal to the Fund Value of the Contract. Measured from that first anniversary, on each subsequent anniversary that occurs prior to the Annuitant's 81st birthday, the Enhanced Death Benefit will be recalculated to equal the greater of:

(a)  the Fund Value on that contract anniversary; or

(b)  the current Enhanced Death Benefit:

     (i) reduced proportionately by each partial surrender made since the most recent recalculation anniversary (reflecting any Market Value Adjustment, and any surrender charge);

     (ii) plus any net Purchase Payments made since the most recent recalculation anniversary.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Enhanced Death Benefit immediately before that partial surrender.

What is the amount of the Enhanced Death Benefit upon the death of the Annuitant (or Secondary Annuitant)?

Upon the death of the Annuitant (or Secondary Annuitant), the amount payable will be:

(a) the current Enhanced Death Benefit reduced proportionately by each partial surrender made since the most recent recalculation anniversary (reflecting any Market Value Adjustment, and any surrender charge) and less any Debt due us, if applicable; plus

(b) any net Purchase Payments made since the most recent recalculation anniversary.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

Is there a limit on the Enhanced Death Benefit?

Yes. The Enhanced Death Benefit cannot exceed 300% of the total Purchase Payments paid, reduced proportionately for any partial surrenders including any surrender charges (after application of any Market Value Adjustment) and less any Debt due us, if applicable.

================================================================================
Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this Rider is a daily percentage of Fund Value held in the Variable Account and is shown in Section 1. This charge is in addition to the charges otherwise applicable under the Contract and will not exceed the Guaranteed Maximum shown in Section 1 for the duration of the Contract.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider cannot be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Fund Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
         GUARANTEED MINIMUM DEATH BENEFIT RIDER WITH 5% ANNUAL INTEREST

================================================================================
The Benefit

What is the benefit of this rider?

This Rider provides an Enhanced Death Benefit which, if greater than the Death Benefit described in the Contract or in other riders, is payable to the Beneficiary of the Contract. Payment is made as of the date we receive due proof of the death of the Annuitant (or Secondary Annuitant, if applicable) and election of a settlement option, prior to the Annuity Starting Date.

How is the Enhanced Death Benefit calculated?

The Enhanced Death Benefit will be calculated as of the date we receive due the later of (a) due proof of death, and (b) election of a payout option, for the Annuitant (or Secondary Annuitant) prior to the Annuity Starting Date.

The Enhanced Death Benefit is the sum of (a) plus (b) plus (c), less (d) where:

(a) is all net Purchase Payments allocated to the Sub-accounts of the Variable Account, plus interest accumulated at an annual rate of 5%, reduced proportionately for each partial surrender allocated against the Sub-accounts;

(b) is all net Purchase Payments allocated to the Guaranteed Interest Account including applicable interest accumulated thereunder, less each partial surrender allocated against that Account (after application of any Market Value Adjustment); and

(c) is all net Purchase Payments allocated to the Dollar Cost Averaging Plus Account including applicable interest accumulated thereunder, less each partial surrender allocated against that Account; and

(d)  is any Debt due us, if applicable.

Interest in (a) above is accumulated from the date we receive the Purchase Payment to the contract anniversary immediately prior to the Annuitant's 81st birthday.

Partial surrenders reflect any surrender charge (see Full And Partial Surrenders section of the Contract).

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Enhanced Death Benefit immediately before that partial surrender.

Is there a limit on the Enhanced Death Benefit?

Yes. The amount of the Enhanced Death Benefit cannot exceed 300% of the total Purchase Payments:

(a) reduced proportionately for any partial surrenders allocated against the Sub-accounts (including any surrender charge); and

(b) less any partial surrenders allocated against the Guaranteed Interest Account after application of any Market Value Adjustment (including any surrender charge); and

(c) less any partial surrenders allocated against the Dollar Cost Averaging Plus Account; and

================================================================================

(d) less any Debt due us, if applicable.

================================================================================
Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this Rider is a daily percentage of Fund Value held in the Variable Account and is shown in Section 1. This charge is in addition to the charges otherwise applicable under the Contract and will not exceed the Guaranteed Maximum shown in Section 1 for the duration of the Contract.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider cannot be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Fund Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
                         ENHANCED PURCHASE PAYMENT RIDER

================================================================================
The Benefit

What is the benefit of this rider?

This Rider provides an additional amount called the Enhanced Payment Amount, which is added to certain benefits or values under the base Contract and any applicable riders as explained below.

How is the Enhanced Payment Amount calculated?

The Enhanced Payment Amount is calculated as a percentage (called the Enhanced Payment Percentage) of each Purchase Payment you make during the first contract year.

Purchase Payments made after the first contract year are not credited with the Enhanced Payment Percentage.

What is the Enhanced Payment Percentage?

The Enhanced Payment Percentage is shown in Section 1.

What are the benefits or values the Enhanced Payment Amount is added to?

The benefits or values that the Enhanced Payment Amount is added to are:

1.   the Fund Value under the base Contract;

2.   the death benefit payable under the base Contract;

3. the death benefit payable under any Guaranteed Minimum Death Benefit Rider With Annual Recalculation

4.   the Earnings Increase Amount under any Earnings Increase Death Benefit
     Rider;

5. the Guaranteed Annuitization Value under any Guaranteed Minimum Income Benefit Rider with Annual Recalculation;

6.   the Free Partial Surrender Amount under the base Contract.

What are the benefits or values the Enhanced Payment Amount is excluded from?

The Enhanced Payment Amount is excluded from the following benefits or values:

1. the death benefit payable under any Guaranteed Minimum Death Benefit with 5% Annual Interest Rider;

2. the Guaranteed Annuitization Value under any Guaranteed Minimum Income Benefit Rider with 5% Annual Interest;

3. Amounts or Fund Value (as applicable), refunded under the Right to Return Contract provision of the Base Contract.

How is the Enhanced Payment Amount reduced by full or partial surrenders I make?

The Enhanced Payment Amount is reduced by full or partial surrenders, as follows

1. After the Right to Return Contract Period ends but before the eighth contract anniversary:

     (a) A full surrender will reduce the Enhanced Payment Amount to that portion of the Enhanced Payment Amount that was included in the Free Partial Surrender Amount; and

     (b) A partial surrender in excess of the Free Partial Surrender Amount under the Contract will result in a proportionate reduction in the Enhanced Payment Amount (see below) based on the amount of that excess.

2. After the third contract anniversary, if proceeds from a full or partial surrender are applied toward a settlement option payable

================================================================================

     over the lifetime of single or joint payees, the Enhanced Payment Amount will not be reduced.

3. On or after the eighth contract anniversary, the Enhanced Payment Amount is fully vested and will not be reduced by any full or partial surrender.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Enhanced Amount immediately before that partial surrender.

================================================================================
Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes During the first eight contract years, the cost for this Rider is a daily percentage of the Fund Value held in the Variable Account and is shown in
Section 1. This charge is in addition to the charges otherwise applicable under the Contract. We may change the amount of the charge, but it will never exceed the Guaranteed Maximum shown in Section 1. After the eighth contract anniversary, the charge is dropped.

How are the Guaranteed Interest Account declared rates affected by this Rider?

Any interest rate applicable to allocations to the Guaranteed Interest Account will be reduced by a percentage equal to the daily charge for this Rider (shown in Section 1) until the end of the eighth contract year.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider cannot be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
               NURSING HOME - TERMINAL ILLNESS - DISABILITY WAIVER RIDER

================================================================================
The Benefit

What is the benefit of this rider?

This Rider provides for the waiver of surrender charges for a full or partial surrender if one of the following events listed below occurs.

The Annuitant:

1.   is confined in a Nursing Home; or

2.   is diagnosed with a terminal illness; or

3.   becomes disabled;

and certain conditions are met, all as explained below.

What is a Nursing Home?

A Nursing Home is a facility which:

1. is licensed by or legally operated in a state as a skilled or intermediate care facility;

2. provides 24 hour per day nursing care under the supervision of a registered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;

3.   is under the supervision of a Physician;

4. maintains a daily clinical record of each patient in conformance with a plan of care.

Nursing Home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.

What does diagnosed with a terminal illness mean?

For purposes of this Rider, diagnosed with a terminal illness means that a Physician has medically diagnosed the Annuitant with a terminal illness and that such diagnosis indicates that death of the Annuitant is no more than 6 months from the date of diagnosis.

What does disabled mean?

For purposes of this Rider, disabled means that the Annuitant has begun to receive disability benefits under the disability provisions of the Social Security Act.

What conditions must be met in order for the waiver of surrender charges to apply to a full or partial surrender?

At the time a request for a full or partial surrender is made, the following conditions must be met in order for the waiver of surrender charges to apply to a full or partial surrender:

1.   For Nursing Home confinement:

     (a) we must receive proof that the Annuitant is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home; and

     (b)  the confinement must have been prescribed by a Physician; and

     (c) the 90-day period must have started after the Contract's first anniversary.

2.   For terminal illness:

     (a) We must receive an attending Physicians statement of the terminal illness diagnosis; and

     (b)  The Contracts first anniversary must have passed.

================================================================================

3.   For disability:

          (a) We must receive proof that the Annuitant is receiving disability benefits under the Social Security Act; and

          (b) The Annuitant must have begun receiving such disability benefits after the Contracts first anniversary.

================================================================================
Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

No. The cost for this Rider is included in the Daily Mortality/Expense Risk Charge of the Contract.

================================================================================
Rider Termination

When will this Rider end?

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.


/s/ David S. Waldman
-------------------------------
DAVID S. WALDMAN, Secretary

================================================================================

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

================================================================================
                      EARNINGS INCREASE DEATH BENEFIT RIDER

================================================================================
The Benefit

What is the benefit of this rider?

This Rider provides for an additional death benefit called the "Earnings Increase Amount" that may be added to the Death Benefit otherwise payable under the contract or other riders.

How is the Earnings Increase Amount calculated?

The Earnings Increase Amount is calculated as of the date we receive due proof of death of the Annuitant (or Secondary Annuitant, if applicable) and election of a settlement option, prior to the Annuity Starting Date.

The payments and values described in (a) and (b) below:

     (i) do not include Purchase Payments made during the 12 month period immediately prior to the date we receive the later of (1) due proof of death, and (2) election of a payout option; and

     (ii) are reduced proportionately for each partial surrender made, including any Market Value Adjustment, if applicable, any Surrender Charge and less any Debt due us, if applicable.

If the Annuitant was age 69 or younger on the Contract's Effective Date, then the Earnings Increase Amount is equal to 40% of the lesser of: (a) net Purchase Payments; or (b) Fund Value minus net Purchase Payments.

If the Annuitant was age 70 or older on the Contract's Effective Date, then the Earnings Increase Amount is equal to 25% of the lesser of: (a) net Purchase Payments; or (b) Fund Value minus net Purchase Payments.

What amount is payable upon the death of the Annuitant (or Secondary Annuitant)?

Upon the death of the Annuitant (or Secondary Annuitant), the amount payable will be the applicable Earnings Increase Amount described above plus the greatest applicable Death Benefit otherwise provided under the Contract or any other rider.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments before that partial surrender.

================================================================================
Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this Rider is a daily percentage of the Fund Value held in the Variable Account and is shown in Section 1. This charge is in addition to the charges otherwise applicable under the Contract and will never exceed the Guaranteed Maximum shown in Section 1 for the duration of the Contract.

================================================================================
Rider Termination

Can I terminate this Rider?

No. This Rider can not be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

================================================================================

This Rider will end on the earliest of:

(a)  the date of the Owner's death;

(b)  the date of the Annuitant's death;

(c)  the Annuity Starting Date;

(d)  the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.


/s/ David S. Waldman
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DAVID S. WALDMAN, Secretary